Restructuring costs and similar items	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Restructuring costs and similar items	Restructuring costs and similar items
Restructuring costs and similar items amounted to €1,064 million in 2020, €1,062 million in 2019 and €1,480 million in 2018, and comprise the following items:

(€ million)	2020	2019	2018
Employee-related expenses	690	791	517
Charges, gains or losses on assets(a)	149	106	162
Compensation for early termination of contracts (other than contracts of employment)	40	49	352
Decontamination costs	(2)	27	5
Other restructuring costs	187	89	444
Total	1,064	1,062	1,480
(a) This line consists of accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.

In 2020, employee-related expenses amounted to €690 million, and consisted of termination benefits further to the announcement of plans to adapt Sanofi’s organization (primarily in Europe) in line with the new “Play to Win” strategy announced in December 2019.
In 2019, restructuring costs mainly comprised termination benefits of €791 million (primarily in Europe, the United States and Asia), plus asset write-downs and accelerated depreciation charges of €106 million.
Costs relating to Sanofi transformation programs included within the “Other restructuring costs” line, as defined in Note B.19., amounted to €173 million in 2020 compared with €109 million in 2019 and €145 million in 2018.
In 2018, restructuring costs mainly comprised (i) termination benefits of €517 million, including provisions associated with headcount adjustments in Europe announced in December 2018; (ii) a provision of €283 million booked as of December 31, 2018 for penalties arising from the restructuring of the Immuno-Oncology Discovery and Development agreement with Regeneron to end the collaboration on research programs included in the initial July 2015 agreement (see Note C.1.); (iii) the costs of transferring the infectious diseases early stage R&D pipeline and research unit, amounting to €252 million and mainly comprising payments to Evotec over a five-year period, including an upfront payment of €60 million in 2018: and (iv) €162 million of losses on property, plant and equipment due to site closures or divestments under transformation or reorganization programs.